UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2024
NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana Street, Suite 3300
Houston, Texas		77002
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (713) 574-1880
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 below, on June 3, 2024, the stockholders of NextDecade Corporation (the “Company”) approved an amendment (the “Amendment”) to the Company's 2017 Omnibus Incentive Compensation Plan to increase the maximum number of shares available under such plan by an additional five million shares. A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 3, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon and the results of the voting at the Annual Meeting were as follows:

Proposal 1: The election of four Class A directors to serve on the Company’s board of directors for terms until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal and one Class B director to serve on the Company’s board of directors for a term until the 2025 Annual Meeting of Stockholders or until the earlier of his death, resignation or removal.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Matthew Schatzman - Class A director	188,671,949	902,397	46,444	19,470,049
Thibaud de Préval - Class A director	189,246,212	275,331	99,247	19,470,049
Avinash Kripalani - Class A director	188,405,051	1,041,044	99,695	19,470,049
William Vrattos - Class A director	165,431,755	24,088,864	100,171	19,470,049
Timothy Wyatt - Class B director	189,467,069	92,426	61,295	19,470,049

Proposal 2: Approval of an amendment to the NextDecade Corporation 2017 Omnibus Incentive Plan to increase the maximum number of shares available under such plan.

For	Against	Abstain	Broker Non-Votes
179,078,118	10,398,499	144,173	19,470,049

Proposal 3: Advisory vote on the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
181,260,426	8,209,927	150,437	19,470,049

Proposal 4: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2024.

For	Against	Abstain	Broker Non-Votes
208,955,154	82,409	53,277	0

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment of the NextDecade Corporation 2017 Omnibus Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 3, 2024

NEXTDECADE CORPORATION

By:	/s/ Vera de Gyarfas
Name: Vera de Gyarfas
Title: General Counsel